UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2015

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Shell Plaza
910 Louisiana Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On February 24, 2015, Shell Midstream Partners, L.P. issued a press release announcing fourth-quarter and full-year 2014 earnings. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01        Financial Statements and Exhibits.

(d)         Exhibits.

99.1	Press Release dated February 24, 2015, issued by Shell Midstream Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Christopher D. Jackson
Christopher D. Jackson
Controller

Date: February 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 24, 2015, issued by Shell Midstream Partners, L.P.

3